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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the Registrant [X]

     Filed by a party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive Proxy Statement

     [X] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-12

                      AIM CORE ALLOCATION PORTFOLIO SERIES
                           AIM COUNSELOR SERIES TRUST
                                AIM EQUITY FUNDS
                                 AIM FUNDS GROUP
                                AIM GROWTH SERIES
                         AIM INTERNATIONAL MUTUAL FUNDS
                              AIM INVESTMENT FUNDS
                         AIM INVESTMENT SECURITIES FUNDS
                                AIM SECTOR FUNDS
                                 AIM STOCK FUNDS
                                 AIM SUMMIT FUND
                              AIM TAX-EXEMPT FUNDS
                          AIM TREASURER'S SERIES TRUST
                          AIM VARIABLE INSURANCE FUNDS
                          SHORT-TERM INVESTMENTS TRUST
                           TAX-FREE INVESTMENTS TRUST
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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Shareholder statement message:
You are encouraged to vote your AIM funds proxy, which is in the process of being mailed to shareholders. You may vote by attending the shareholder meeting in person, signing and returning your proxy card in its enclosed postage paid envelope, calling 1-888-221-0697 or visiting WWW.AIMINVESTMENTS.COM/PROXY

                                  AIM FAST FAX

                                 Dec. 28, 2007


           AIM Investments--Registered Trademark-- Files Fund Proxies

On or about Dec. 28, 2007, proxies will be filed for all AIM funds, covering a variety of proposals including:

o Election of trustees--Shareholders of all AIM funds will receive a proxy asking them to approve the election of 13 trustees to the funds' respective boards.

o  New subadvisory agreements--Shareholders of all AIM funds (except AIM S&P 500
   Index Fund) will receive a proxy asking them to approve new subadvisory agreements with various affiliated subadvisors, which would allow AIM to access investment manager talent within each of the named Invesco subadvisors without seeking further shareholder approval.

o Changing investment restrictions--Shareholders of certain AIM funds will receive a proxy asking them to approve changing certain fundamental investment restrictions of their fund to provide the fund with more investment flexibility.

o Making investment objectives nonfundamental--Shareholders of certain AIM funds will receive a proxy asking them to approve making the fund's investment objective nonfundamental.

o  Changing fund status--Shareholders of AIM Financial Services Fund and AIM
   V.I. Financial Services Fund will receive a proxy asking them to approve a change in the status of the fund from diversified to nondiversified.

o  Amending declaration of trust--Shareholders of all AIM funds (except AIM S&P
   500 Index Fund) will receive a proxy asking them to approve an amendment to the trust's agreement and declaration of trust that would permit the board to terminate the trust, the fund or a share class without a shareholder vote.

o  Plan of reorganization--Shareholders of AIM Dynamics Fund, Tax-Free Cash
   Reserve Portfolio and AIM Summit Fund will receive a proxy asking them to approve an agreement and plan of reorganization that provides for the restructuring of each such fund as a new series portfolio of AIM Investment
   Securities Funds, Short-Term Investments Trust and AIM Equity Funds, respectively; the transfer of all of each fund's assets and liabilities to its corresponding new series portfolio, and the termination of the fund as a designated series of its respective existing trust. AIM Investment Securities
   Funds, Short-Term Investments Trust and AIM Equity Funds are existing open-end management investment companies organized as Delaware statutory trusts.

o Merger--Shareholders of AIM S&P 500 Index Fund will receive a proxy asking them to approve reorganizing the fund into AIM Structured Core Fund.

For more information, please contact the sales desk for your division:

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
RETIREMENT AND     INDEPENDENT           INSTITUTIONAL AND     FINANCIAL DEALER     NATIONAL
INSURANCE          FINANCIAL ADVISOR     INSURANCE SALES       CHANNEL (FDC)        ACCOUNT
CHANNEL            CHANNEL (IFAC)        CHANNEL                                    MANAGEMENT

800-370-1519       800-337-4246          800-410-4246          800-998-4246         800-349-0104

FOR INSTITUTIONAL INVESTOR USE ONLY
[NOT FDIC INSURED] [MAY LOSE VALUE] [NO BANK GUARANTEE] THIS MATERIAL IS FOR INSTITUTIONAL INVESTOR USE ONLY AND MAY NOT BE QUOTED, REPRODUCED OR SHOWN TO THE PUBLIC, NOR USED IN WRITTEN FORM AS SALES LITERATURE FOR PUBLIC USE.

   CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM AIMINVESTMENTS.COM. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

   Note: Not all products, materials or services available at all firms. Advisors, please contact your home office.

   AIM Investments is a registered service mark of A I M Management Group Inc.
A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and PowerShares Capital Management LLC are the investment advisors for the products and services represented by AIM Investments; they each provide investment advisory services to individual and institutional clients and do not sell securities. A I M Distributors, Inc. is the distributor for the mutual funds represented by AIM Investments and the exchange-traded funds managed by PowerShares Capital Management LLC.

   Mutual funds and exchange-traded funds (ETFs) distributed by A I M Distributors, Inc.

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
AIMinvestments.com         DEC07-FF-8-E      12/07    A I M Distributors, Inc.   [AIM INVESTMENTS LOGO APPEARS HERE]
                                                                                      --Registered Trademark--
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